                                                                      Exhibit 10



                       AMENDMENT TO EMPLOYMENT AGREEMENT

     This Amendment to Employment Agreement (the "Amendment") made as of the first day of July, 1998, by and between NovaCare Employee Services, Inc., a Delaware corporation (the "Company"), and Loren J. Hulber (the "Executive").

                              W I T N E S S E T H:

     WHEREAS, the parties have heretofore entered into an Employment Agreement, dated as of January 10, 1997 (the "Employment Agreement"); and

     WHEREAS, the parties now wish to amend the Employment Agreement to modify the Executive's annual salary and the manner in which Executive's annual bonus shall be determined for the fiscal years ending June 30, 1999 and thereafter;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereby agree as follows:

     A. Effective as of July 1, 1998, the Employment Agreement shall be amended as follows:

     1. Salary   Section 3.1 is amended to provide that the annualized base salary due and payable to Executive, pursuant to the terms and conditions of the Employment Agreement, shall be $250,000 per annum, payable in accordance with standard payroll practices of the Company.

     2. Incentive Bonus   Section 3.2 is amended to provide that Executive shall
be eligible for incentive compensation of up to one hundred percent (100%) of his annual base salary, in accordance with the terms and conditions described in
Section 3.2.

     B. In all other respects the Employment Agreement shall remain in full force and effect without change.

                                                                      Exhibit 10

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                                        NOVACARE EMPLOYEE SERVICES, INC.



                                        By: /s/ Aven A. Kerr
                                           -----------------------------
                                            Aven A. Kerr
                                            Chief Operating Officer


                                        By: /s/ Loren J. Hulber
                                           -----------------------------
                                            Loren J. Hulber